UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2009

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c). Appointment of Chief Executive Officer and appointment of Chief Operating Officer.

Effective April 14, 2009, ThermoGenesis appointed J. Melville Engle, age 59, as Chief Executive Officer, succeeding Matthew T. Plavan who has served as interim Chief Executive Officer since December 3, 2008.

Mr. Engle previously served from May 2008 through September 2008 as Chief Executive Officer of Raydiance, Inc., a laser technology company. From 2002 to 2007, Mr. Engle was President and Chief Executive Officer of Dey L.P. a member of the Merck Generics Group. Dey L.P. is a specialty pharmaceutical company focused on the development, manufacturing and marketing of prescription drug products for the treatment of respiratory diseases and related allergies. From 1996 to 2001, Mr. Engle served as Chairman, President and Chief Executive Officer for Anika Therapeutics, Inc.; from 1995 to 1996, President and Chief Executive Officer of U.S. Medical Products, Inc., and from 1980 to 1995 in various management and executive roles with Allergan, Inc. Mr. Engle earned his bachelor’s degree in accounting from the University of Colorado at Boulder, and his master’s in business administration from the University of Southern California.

Mr. Engle has not previously held any positions with the Company. There are no family relationships between Mr. Engle and any director, officer, or affiliate of the Company. There are no, and have not been any, related party transactions between the Company and Mr. Engle.

In connection with Mr. Engle’s appointment, Mr. Engle and the Company entered into an Executive Employment Agreement pursuant to which Mr. Engle will serve as the Company’s Chief Executive Officer. The Executive Employment Agreement provides for: a three (3) year employment term, annual salary of $350,000 subject to annual review and adjustment by the board of directors based on performance, an annual bonus of up to 35% of base salary subject to approval by the Compensation Committee and Board of Directors, an initial grant of 700,000 options under the Company’s 2006 Equity Incentive Plan vesting one-third annually, and other terms and conditions described in the Executive Employment Agreement attached at Exhibit 10.1.

Also effective April 14, 2009, ThermoGenesis appointed Matthew T. Plavan, age 45, as Chief Operating Officer. Mr. Plavan served as the interim Chief Executive Officer from December 3, 2008 until Mr. Engle’s appointment. Mr. Plavan will also continue to serve as Executive Vice President, Chief Financial Officer and there are no changes to his current compensation as outlined in the Company’s proxy statement filed with the Securities and Exchange Commission. Mr. Plavan joined ThermoGenesis in May of 2005 as Chief Financial Officer.

There are no family relationships between Mr. Plavan and any director, officer, or affiliate of the Company. There are no, and have not been any, related party transactions between the Company and Mr. Plavan.

For more information, see the Press release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Executive Employment Agreement
99.1 Press release dated April 14, 2009, titled "ThermoGenesis Names 30-Year Healthcare Industry Executive J. Melville ("Mel") Engle Chief Executive Officer"

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

April 14, 2009	By:	/s/ Matthew T. Plavan

Name: Matthew T. Plavan
Title: COO & Executive Vice President, CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Executive Employment Agreement
99.1	Press release dated April 14, 2009, titled "ThermoGenesis Names 30-Year Healthcare Industry Executive J. Melville ("Mel") Engle Chief Executive Officer"